AZZ incorporated

ADVANCING WITH CONFIDENCE

AZZ LISTED NYSE

June 2010

2

  Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You
 can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,”
 “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. In addition, certain factors could affect the outcome of the matters described herein.
 This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ serves, foreign and domestic, customer request delays of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February
 28, 2010 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov.
  In addition, certain factors regarding AZZ’s proposed acquisition of North American Galvanizing & Coatings,
 Inc. (“NGA”) could affect the outcome of the matters described herein, including, but not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of
 Merger by and among AZZ, Big Kettle Merger Sub, Inc. and NGA, dated as of March 31, 2010 (the “Merger
 Agreement”), (2) the outcome of any legal proceedings that may be instituted against us or others following the announcement of the Merger Agreement, (3) risks that the proposed transaction disrupts current plans and operations, (4) the costs, fees and expenses related to the transaction, (5) changes in customer demand and response to products and services offered by NGA, including demand by the hot dip galvanizing markets, and (6)
 changes in the economic conditions of the various markets that NGA serves.
  You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Forward Looking Statement

3

 AZZ is a specialty electrical equipment
 manufacturer serving the global markets of
 power generation, transmission, distribution and
 industrial as well as a leading provider of hot dip
 galvanizing services to the steel fabrication
 market nationwide.
Company Overview

4
Total Company
Sales By Segment
45%
43%
55%
57%
Actual
FY2009
$412.4
(in millions)
Actual
FY2010
$357
(in millions)
Projected
FY2011
$380 to $395
(in millions)
58%
42%
Galvanizing
Electrical and Industrial

AZZ incorporated
ADVANCING WITH CONFIDENCE

Industrial
Transmission & Distribution
Power Generation
13%
29%
58%
17%
49%
34%
18%
55%
27%

5
Total Company
Sales By Market Segment
Actual
FY2009
$412.4
(in millions)
Actual
FY2010
$357
(in millions)
Projected
FY2011
$380 to $395
(in millions)

AZZ incorporated
ADVANCING WITH CONFIDENCE

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

6
Electrical and Industrial Products

ADVANCING WITH CONFIDENCE

Industrial
Transmission & Distribution
Power Generation
18%
36%
46%
22%
30%
48%
21%
35%
44%

7
Electrical and Industrial Products
Actual
FY2009
$225.8
(in millions)
Actual
FY2010
$203.5
(in millions)
Projected
2011
$158 to $165
(in millions)

AZZ incorporated
ADVANCING WITH CONFIDENCE

Fuel
Power Plant
GENERATION

8
Power Generation

ADVANCING WITH CONFIDENCE

Transformer

TRANSMISSION

9
Power Transmission

AZZ incorporated
ADVANCING WITH CONFIDENCE

Power Lines
DISTRIBUTION

10
Power Distribution

AZZ incorporated
ADVANCING WITH CONFIDENCE

INDUSTRIAL / COMMERCIAL

11
Industrial / Commercial

AZZ incorporated
ADVANCING WITH CONFIDENCE

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$85
$78
$66
$60
$49
$46
$49
$53
$53
$52
$54
$60
$65
$65
$77
$83
$74
$92
$99
$101
$121
$145
$149
$147
$135
$142
$191
$195
$175
$150
$139
$132
$110
$111
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10

12

Backlog
($ In Millions)

13

Backlog
($ In Millions)
	Fiscal 2009	Fiscal 2010	1st Qtr 2011
Beginning Backlog	$134.9	$174.8	$109.9
Bookings	$452.3	$292.1	$78.6
Shipments	$412.4	$357.0	$77.5
Ending Backlog	$174.8	$109.9	$111.0
Book to Ship Ratio	106%	82%	101%

Galvanizing Services

AZZ incorporated
ADVANCING WITH CONFIDENCE

TULSA, OK (2)
KANSAS CITY, MO
CANTON, OH
BENWOOD, WV
LOUISVILLE, KY
NASHVILLE, TN
ST. LOUIS, MO
COMMERCE, CO
HURST, TX
HOUSTON, TX

15
Application: “After-fabrication”
steel corrosion protection
Locations: 33 facilities in 17 states

AZZ incorporated
ADVANCING WITH CONFIDENCE

18%
28%
8%
11%
35%
Electrical & Telecommunications
OEM's
Industrial
Bridge & Highway
Petrochemical
18%
30%
9%
11%
32%

16

Galvanizing Services
Actual
FY2010
$153.7
(in millions)
Projected
FY2011
$222 to $230
(in millions)

AZZ incorporated
ADVANCING WITH CONFIDENCE

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$260.3
$320.2
$412.4
$357.0
2007
2008
2009
2010
2011
Fiscal Year
Actual
Projected

Consolidated Net Sales
($ In Millions)
$380 to
$395

AZZ incorporated
ADVANCING WITH CONFIDENCE

$95.5
$77.5
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
YTD 5/31/09
YTD 5/31/10

18

Consolidated Net Sales
First Three Months FY11
($ In Millions)

AZZ incorporated
ADVANCING WITH CONFIDENCE

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.83
$2.26
$3.43
$3.02
2007
2008
2009
2010
2011
Fiscal year
Actual
Projected

Earnings Per Share
(Fully Diluted)
$2.65 to
$2.80

AZZ incorporated
ADVANCING WITH CONFIDENCE

$1.00
$0.75
$0.50
$0.25
$0.00
$0.80
$0.51
YTD 5/31/09
YTD 5/31/10

Earnings Per Share
First Three Months FY11
(Fully Diluted)

AZZ incorporated
ADVANCING WITH CONFIDENCE

Electrical and Industrial Products
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.2%
16.3%
17.2%
20.0%
15.0%
2007
2008
2009
2010
2011
Actual
Projected

Galvanizing Services
30%
25%
20%
15%
10%
5%
0%
29.0%
24.9%
28.5%
29.2%
24.5%
2007
2008
2009
2010
2011
Actual
Projected

21

Operating Margins

AZZ incorporated
ADVANCING WITH CONFIDENCE

Operating Margins

First Three Months FY11

20.0%
15.0%
10.0%
5.0%
0.0%
19.0%
17.8%
YTD 5/31/09
YTD 5/31/10

Galvanizing Services

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
31.9%
28.5%
YTD 5/31/09
YTD 5/31/10

22

Electrical and Industrial
Products

ADVANCING WITH CONFIDENCE

Cash Provided By Operations / EBITDA / Free Cash Flow

($ In Millions)

$85.0
$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
2003
2004
2005
2006
2007
2008
2009
2010
2011
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA

23

Projected

AZZ incorporated
ADVANCING WITH CONFIDENCE

Total Bank Debt / Long Term Debt to Equity

($ In Millions)

Debt
Cash
Debt to Equity Ratio
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Projected Debt
Projected Debt to Equity Ratio
Projected Cash
Fiscal Year

AZZ incorporated
ADVANCING WITH CONFIDENCE

Capital Expenditures
Depreciation
Projected CE
Projected Depr.
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$11.4
$6.7
$9.9
$8.2
$20.0
$14.5
$12.0
$17.5
$20.0
2007
2008
2009
2010
2011

Capital Expenditures / Depreciation
($ In Millions)
$20.0

AZZ incorporated
ADVANCING WITH CONFIDENCE

Electrical and Industrial Products
30%
25%
20%
15%
10%
5%
0%
22%
26%
29%
29%
2007
2008
2009
2010
Actual

Galvanizing Services
50%
40%
30%
20%
10%
0%
49%
46%
50%
32%
2007
2008
2009
2010
Actual

26

Return On Assets

27

Investment Summary
• Strong Historical Performance
 ➢ FY10 was 23rd consecutive year of profitability
 ➢ 5 Yr CAGR - Revenues 19%, Net Income 51%, EPS 47%
 ➢ Significant Operating Margins (above industry averages)

• Key Growth Drivers
 ➢ Domestic & international demand for electrical power and energy
 ➢ U.S. infrastructure investment

• Niche products and value added services with strong market share position

• Strong Management Team

• Successful acquisition track record and opportunities for further expansion and growth

• Strong balance sheet and cash flows
• Reinstated quarterly cash dividend

June 2010